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                        VAN KAMPEN STRATEGIC GROWTH FUND

                    SUPPLEMENT DATED NOVEMBER 2, 2007 TO THE
                  CLASS I SHARES AND CLASS R SHARES PROSPECTUS
                            DATED DECEMBER 29, 2006,
                AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 20, 2007

     In the section entitled "PURCHASE OF SHARES -- GENERAL," the first paragraph is hereby deleted and replaced with the following:

     This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars,
     (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  EMGSPTIR 11/07